ING Funds Trust

ING Classic Money Market Fund

Class A, Class B and Class C Prospectus dated July 31, 2008

ING Institutional Prime Money Market Fund

Institutional Class Prospectus and Institutional Service Class Prospectus

each dated July 31, 2008

ING Investors Trust

ING Liquid Assets Portfolio Institutional Class Prospectus, Service Class Prospectus and Service 2

Class Prospectus each dated April 28, 2008

ING Series Fund, Inc.

ING Money Market Fund

Class A, Class B and Class C Prospectus, Class I Prospectus

and Class O Prospectus each dated July 31, 2008

Brokerage Cash Reserves

Prospectus dated July 31, 2008

Supplement dated May 22, 2009

1.                                       On March 31, 2009, the U.S. Department of the Treasury (the “Treasury”) announced that it would extend its Temporary Money Market Guarantee Program (the “Program”) through September 18, 2009.  The Board of Trustees/Directors of each of the money market funds listed above has approved the Fund’s/Portfolio’s continued participation in the Program.

As provided for under the Program, any Fund/Portfolio shareholder as of the close of business on September 19, 2008 will be guaranteed to receive the shareholder’s “Covered Amount” should a “Guarantee Event” occur during the term of the Program.  A Guarantee Event would occur if the Fund’s market-based net asset value per share is less than $0.995 (a “Guarantee Event”), commonly referred to as “breaking the buck.”  The Covered Amount for each shareholder of a Fund on September 19, 2008 will be the lesser of: (1) the number of shares owned on September 19, 2008 multiplied by $1.00; or (2) the number of shares owned on the date the Guarantee Event occurs multiplied by $1.00 (the “Covered Amount”).  Following a Guarantee Event, a Fund must liquidate its holdings within 30 days.  The 30-day period to liquidate a Fund may be extended by the Treasury.

Under the Program, upon liquidation of a Fund/Portfolio, each covered shareholder would receive payments from the Exchange Stabilization Fund.  As of the date of this supplement, the Exchange Stabilization Fund covers over $3 trillion of combined fund assets.

Any new shareholder investing in a Fund/Portfolio after September 19, 2008 and any shares held by a shareholder in excess of the number of shares of a Fund held by such shareholder on September 19, 2008 are not covered under the Program. Moreover, coverage cannot be reinstated if an eligible shareholder closes its account after September 19, 2008 and then reopens it.  If a Guarantee Event occurs and a Fund/Portfolio is liquidated, a shareholder may receive less than $1.00 per share with respect to shares not covered under the Program.

The fee for a Fund/Portfolio to participate in the extension of the Program through September 18, 2009 is an additional one-time non-refundable participation fee of $0.00015 (1½ basis points) or $0.00023 (2.3 basis points) for each share of the Fund/Portfolio outstanding on September 19, 2008, depending on the market-based net asset value per share of the

Fund/Portfolio as of September 19, 2008.  The fee will be borne by a Fund/Portfolio without regard to any expense limitation currently in effect for the Fund/Portfolio.  Shareholders will be notified if a Fund’s/Portfolio’s application to participate in the Program’s extension is denied.

Further information about the Program can be obtained at www.ustreas.gov.

2.                                      ING Classic Money Market Fund

On March 27, 2009, the Board of Trustees of ING Funds Trust approved the voluntary waivers and reimbursements by ING Funds Distributor, LLC (“IFD”) and ING Investments, LLC (“ING Investments”) of a portion of their distribution and/or shareholder servicing fees and advisory fees, as applicable, and to reimburse certain expenses to the extent necessary to enhance each Fund by maintaining at least a zero yield for the Funds in the future.  When distribution fees are reduced, dealer compensation may not be reduced to the same extent.  Any fees waived or expenses reimbursed are subject to possible recoupment by IFD or ING Investments, as applicable, within three years.  This voluntary expense waiver or reimbursement may be discontinued at any time. Please note that the voluntary waivers or reimbursements are in addition to contractual expense limitations, if any.  The fee waivers are through August 1, 2010. There is no guarantee that these waivers will continue after that date.

Footnote (3) of the table entitled “Operating Expenses Paid Each Year by the Funds” under the section entitled “What You Pay to Invest” on page 15 of the Class A shares, Class B shares and Class C shares Prospectus for ING Classic Money Market Fund Prospectus is amended to add the following to the end of the footnote:

Additionally, ING Investments, LLC and ING Funds Distributor, LLC have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and advisory fees, as applicable, and to reimburse certain expenses of ING Classic Money Market Fund to the extent necessary to assist the Fund in maintaining a yield of not less than zero. There is no guarantee that the Fund will maintain such a yield.  When distribution fees are reduced, dealer compensation may be reduced to the same extent.  Any fees waived and expenses reimbursed may be subject to possible recoupment by ING Investments or ING Funds Distributor, LLC within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Fund on that day. This arrangement will continue through at least August 1, 2010. For more information regarding the expense limitation agreement/waiver, please see the Statement of Additional Information.

Please retain this Supplement with your prospectus for future reference.